UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22553

Miller/Howard High Income Equity Fund
(Exact name of registrant as specified in charter)

10 Dixon Avenue
Woodstock, NY 12498
(Address of principal executive offices) (Zip code)

Catherine Johnston
Miller/Howard Investments, Inc.

10 Dixon Avenue
Woodstock, NY 12498
(Name and address of agent for service)

(845) 679-9166

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1. Reports to Stockholders.

Miller/Howard HIGH INCOME EQUITY FUND

Annual Report
October 31, 2020

* Please see first page of the report for important information regarding future delivery of shareholder reports.

HIE
LISTED
NYSE

Advised by Miller/Howard Investments, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (845) 679-9166 or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling (845) 679-9166 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Table of Contents

1	Shareholder Letter
7	Allocation of Portfolio Investments
8	Schedule of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Statement of Cash Flows
16	Financial Highlights
18	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
32	Additional Information
35	Trustees and Officers
38	Privacy Policy
39	Board Consideration and Approval of Investment Advisory Agreement

October 31, 2020 | Annual Report

Dear Shareholders,

Thank you for investing in the Miller/Howard High Income Equity Fund (the “Fund”). Our goal for this Fund is to provide our Shareholders with a high level of income coupled with the potential for capital appreciation. We apply rigorous fundamental financial analysis to stock selection, looking for candidates that we believe exhibit strong dividend prospects and have the potential to raise those dividends in the future.

Market Summary1

During the Fund’s fiscal annual period—November 1, 2019 through October 31, 2020—the broad equity market rose. The S&P 500 Index gained +9.71% and the Russell 1000 Index gained +10.87%, but volatility was extreme as well as the dispersion between growth and value stocks.

The Russell 1000 Growth Index ended the period up, gaining +29.22%, while the Russell 1000 Value Index returned -7.57%. Performance of dividend stocks was mixed. The NASDAQ US Broad Dividend Achievers Index, composed of stocks with long-term historic dividend growth, underperformed the broad market indices—the S&P 500 Index and Russell 1000 Index—with a gain of +3.01%. The Dow Jones US Select Dividend Index, composed of stocks with high dividend yields, lagged the broad market indices with total returns of -14.86%.

High-dividend yield stocks are attractively-priced relative to the broad equity market, and today’s wide discount is exceeded only by the spread in the New Economy Bubble era. The current valuation gap reflects extraordinary optimism for mega-cap growth stocks versus near-term worries regarding the more mature, economically-sensitive companies that tend to pay dividends. The level of optimism towards growth stocks can wax and wane in unpredictable cycles. Near-term worries on the economy are easier to understand, being largely driven by the impact of COVID-19. We view successful trial results for a COVID-19 vaccine as the most likely catalyst to dispel the gloom.

High-dividend stocks are yielding double the S&P 500, a historically wide spread. What’s more, investors must currently pay a high price for absolute yield safety. Looking at history, government bonds almost always yield more than stocks—which makes sense because stocks have the potential to grow dividends over time.

[1]	Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

1	Annual Report | October 31, 2020

Today’s low levels of both interest rates and the S&P 500 dividend yield create an opportunity for high-yield equity portfolio managers to generate substantially higher income for years to come. The challenge for managers is to avoid dividend cuts during this difficult period and find companies with prospects for dividend growth.

Portfolio Performance

During the Fund’s fiscal annual period from November 1, 2019 through October 31, 2020, the net asset value (NAV) per share experienced a decrease of -26.93%, compared with the S&P 500’s +9.71% gain, on a total return basis. The market price of the Fund can sell at a premium or discount to NAV. The Fund’s market price (NYSE) return was -49.28%, and the Fund’s market total return (NYSE with dividends reinvested) was -43.27% for the fiscal year period. On the last day of the period, the Fund was trading at a -13.83% discount to NAV.

High-yielding stocks2 underperformed in the period. Looking at the S&P 500 Index constituents sorted by dividend yield, the highest yielding 10% of stocks returned -18.57%, underperforming the +9.71% return for S&P 500 Index. The second highest yielding decile returned -22.79%. Returns for non-dividend paying stocks were +30.91%. Our significant overweight allocation to high-yielding stocks relative to the S&P 500 Index detracted from the Fund’s performance.

A main driver of the difference in returns between high dividend yield stocks and non-dividend payers are a handful of mega-cap names. The fiscal year period also saw a surge in the degree of concentration within major broad market stock indices, such as the S&P 500 Index. Due to dramatic price appreciation, just a handful of “stay-at-home winners”, including Microsoft, Apple, Amazon, Facebook, and Google—companies outside the investible universe of this Fund—comprise nearly 25% of the S&P 500. Performance of these stocks has driven the broad market indices higher, but they’ve left much of the rest of the stock market behind. What’s more, these stocks have increasingly rich valuations and below-market or no dividend yields.

Looking at the performance drivers during the annual period, by individual holdings, the top stock contributors were diverse. Off-price retailer Big Lots (BIG) was the top contributor to absolute returns. We expect consumers to be cost-conscious and focused on “bargain hunting” in this economic environment, and discount retailers like Big Lots have benefitted from this trend. Biotechnology company Gilead Sciences (GILD) also contributed. A leading biopharmaceutical company specializing primarily in HIV/AIDS, hepatitis, and cancer, Gilead benefitted from optimism around its drug, remdesivir, that has been shown to reduce the length of hospital stays for COVID-19 patients. Engine manufacturer Cummins (CMI) topped consensus expectations throughout the fiscal year period, and Cummins continues to execute and improve its margins through the market cycle. In October 2020, Cummins reported the largest sequential increase in sales in the company’s history. Cummins has been conservative

[2]

High-yielding stocks are defined as those companies within the S&P 500 Index that are in dividend deciles nine and ten. Dividend deciles are calculated by separating the dividend-paying stocks within the S&P 500 Index into ten equal groups (lowest yielding being decile one and highest yielding decile ten) based on each security’s yield at the beginning of the stated time period. Dividend decile calculations and returns data are sourced from Bloomberg.

October 31, 2020 | Annual Report	2

through the downturn and currently has approximately $3.3 billion of cash on the balance sheet. Management acknowledged that the company would likely go back to returning half of cash flow to investors through the dividend and share buybacks.

Top detractors were in the energy sector, as the impacts of a “once-a-century” pandemic were further complicated in March and April by the fiercest oil price war in several decades. Energy company Occidental Petroleum (OXY) was our top detractor. OXY took on significant debt when it bought Anadarko last year, making them less able to navigate an extended period of low oil prices. Depressed global oil prices led OXY to cuts its dividend for the first time in 30 years. Midstream Master Limited Partnership (MLP) Energy Transfer (ET) also detracted, as concerns about high leverage and the Dakota Access Pipeline weighed on the stock. Investors were also worried that a high distribution yield could cause the company to cut its payout. We exited both Occidental and Energy Transfer in March. Energy company Targa Resources (TRGP) also detracted as oil prices weighed heavily on its midstream operations.

Dividend growth is important to this portfolio because the prices of higher-yielding stocks are based, in large part, on the income they provide. As income rises, an investor may expect the asset price to increase commensurately (though other factors may enter into this equation in the short-term). We seek companies that not only pay high dividends or distributions now but that also are likely, in our view, to increase dividends in the future. During the reporting period, 23 of our stocks declared dividend increases, with individual increases averaging 6.25% growth year-over-year, excluding special dividends on an unweighted basis. The Fund also captured one special dividend during the annual period.

We are enhancing the income in the portfolio through the sale of options. For the fiscal annual period ended October 31, 2020, we sold calls on 246 positions. We bought seven to close the position, 143 expired worthless after we collected the premium, and we had 72 exercised. Twenty-four positions remained open as of October 31, 2020. Our option positions’ notional value represented approximately 24.3% of total assets as of the end of the period, below the 30% limitation.

As the prospectus indicates, the portfolio managers have the ability to employ modest leverage as a tool to reach our portfolio income objectives. As of October 31, 2020, we have borrowed an average amount equal to 18.7% of the managed assets of the Fund at an average interest rate during the 12-month period of 1.1%. Considering that the underlying portfolio dividend3 yield is approximately 4.3 times the borrowing rate, it is an effective income enhancement. The use of leverage could increase volatility but, in our view, the inherent volatility of the portfolio is sufficiently low as to warrant this modest level of leverage.

Distributions to Shareholders

The distribution to Shareholders for the first five months of the fiscal annual period was $0.116 per share. The distribution for the remaining seven months of the annual period was $0.040 per share. The change in distribution takes into account the current market environment, Miller/

[3]	The underlying portfolio dividend yield includes common stock dividends/distributions, annualized, but does not include special dividends or options income.

3	Annual Report | October 31, 2020

Howard’s outlook regarding the dividends and distributions of the companies in the Fund’s universe, and the projected proceeds from other investment activities. The impact of the COVID-19 pandemic resulted in companies in the Fund’s investment universe temporarily suspending or reducing their dividends or distributions. Miller/Howard believes that this reduction in the monthly distribution provides the best opportunity to continue to deliver a high level of current income to our investors over the long term.

The Fund’s current indicated yield4 based on its closing price on the New York Stock Exchange on October 30, 2020 ($5.98) was 8.03%. The current indicated yield4 based on the Fund’s NAV per share ($6.94) was 6.92%. The Fund currently intends to continue to pay monthly distributions to its shareholders. We should note that, since inception, this distribution has been supported by income earned by the Fund. “Income” here means regular and special dividends (some of which are distributions from MLPs and REITs, which might be considered Return of Capital for tax and GAAP purposes) and option premiums. The Fund has earned one special dividend during the fiscal year period. With any special dividends, premiums from selling options, regular dividends and distributions from the portfolio, and our use of leverage, we expect to continue to generate sufficient income to cover these declared distributions.

Looking Ahead

The global pandemic continues to create a high degree of uncertainty for the equity market. Large-cap growth stocks have benefited because investors view their prospects as less sensitive to gyrations of COVID-19 statistics. Dividend stocks normally represent a “bird in the hand” choice, but investors are questioning whether dividends will actually get paid given the challenges created by the virus.

While we continue to believe that our holdings have strong enough businesses and balance sheets to continue paying dividends, the real catalyst for change would be the development and distribution of a successful vaccine. We believe that sentiment towards dividend stocks should improve, as uncertainty regarding the economy subsides.

It is our philosophy that long-term investment success depends on reliable income, and for us, nothing has changed. We’ve focused for decades on companies with reliable cash flows and strong balance sheets that can ride out a period of softness, and these unprecedented times alert us to increase our vigilance even further.

We will always adapt to current circumstances when necessary, but our foundation remains the same: we continue to seek high current income. It’s not chasing after styles or sectors. It’s about being an investor in companies that share their prosperity with their investors and continue to share as life gets better.

We thank our Shareholders for their participation and continued support.

[4]	The Fund’s yield is the current distribution rate, annualized, as a percentage of its market price and NAV, respectively.

October 31, 2020 | Annual Report	4

IMPORTANT DISCLOSURES AND RISKS

The views expressed in this report reflect those as of the date this is written and may not reflect the author’s views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities. Performance data quoted represents past results. Past performance is no guarantee of future results. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard High Income Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that effect the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

Dow Jones US Select Dividend Index aims to represent the leading stocks in the United States by dividend yield. Constituent weightings are assigned annually based on indicated annual dividend yield.

NASDAQ US Broad Dividend Achievers Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

5	Annual Report | October 31, 2020

Russell 1000 Growth Index is comprised of large- and mid-cap U.S. equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The Standard & Poor’s 500 Index (“S&P 500 Index”) is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

One cannot invest directly in an index.

October 31, 2020 | Annual Report	6

Miller/Howard High Income Equity Fund

Allocation of Portfolio Investments

(Expressed as a Percentage of Long-Term Investments)

October 31, 2020

(Unaudited)

7	Annual Report | October 31, 2020 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments

October 31, 2020

	Shares	Fair Value
Common Stock — 107.0%
Activities Related to Credit Intermediation — 4.5%
The Western Union	300,000	$5,832,000
Business Credit Institutions — 4.1%
Hercules Capital, Inc. (a)	478,552	5,359,782
Clothing Stores — 2.5%
The Gap Inc.	100,000	1,945,000
Nordstrom, Inc. (c)	110,000	1,331,000
		3,276,000
Depository Credit Intermediation — 4.4%
The Bank of New York Mellon Corp	35,000	1,202,600
KeyCorp (a)	350,000	4,543,000
		5,745,600
Drugs and Druggists’ Sundries Merchant Wholesalers — 3.0%
Cardinal Health, Inc. (a)	85,000	3,892,150
Eating Places — 0.8%
Cracker Barrel Old Country Store, Inc. (c)	9,675	1,101,209
Electric Power Generation, Transmission and Distribution — 6.5%
ALLETE, Inc. (a)	33,000	1,702,140
NiSource, Inc.	145,000	3,330,650
Portland General Electric Co. (c)	85,000	3,340,500
		8,373,290
Electric Services — 1.6%
CenterPoint Energy, Inc. (c)	100,000	2,113,000
Fruit and Vegetable Preserving and Specialty Food Manufacturing — 2.5%
Campbell Soup Co. (a)	70,000	3,266,900
Grocery Stores — 2.5%
The Kroger Co. (a)	100,000	3,221,000
Insurance Carriers — 1.7%
First American Financial Corp. (b)	49,000	2,184,910
Investing — 3.4%
Main Street Capital Corp. (c)	160,000	4,382,400
Machinery, Equipment, and Supplies Merchant Wholesalers — 2.2%
MSC Industrial Direct Co, Inc. - Class A (c)	40,000	2,786,400
Motor Vehicle Parts and Accessories — 4.1%
Magna International, Inc. (c)	105,000	5,366,550
Motor Vehicles — 3.2%
Ford Motor Co. (b)	530,000	4,096,900
National Commercial Banks — 5.1%
Citigroup, Inc. (a)	160,000	6,627,200
Natural Gas Transmission — 6.8%
Kinder Morgan, Inc. (b)	220,000	2,618,000
National Grid Plc ADR (a)	50,000	2,972,500
ONEOK, Inc. (a)	110,900	3,216,100
		8,806,600

See accompanying Notes to Financial Statements | October 31, 2020 | Annual Report	8

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)

October 31, 2020

	Shares	Fair Value
Oil and Gas Extraction — 2.8%
Canadian Natural Resources Ltd. (a)	230,540	$3,677,113
Petroleum and Coal Products Manufacturing — 5.4%
BP Plc ADR (a)	270,000	4,179,600
Chevron Corp. (a)	40,000	2,780,000
		6,959,600
Petroleum Refining — 2.4%
Total S.A. ADR (b)	102,000	3,093,660
Pharmaceutical and Medicine Manufacturing — 2.4%
Zoetis, Inc.	20,000	3,171,000
Pharmaceutical Preparations — 7.1%
AbbVie, Inc.	40,000	3,404,000
Merck & Co., Inc. (b)	55,000	4,136,550
Pfizer, Inc.	48,000	1,703,040
		9,243,590
Radiotelephone Communications — 1.8%
Vodafone Group Plc ADR (a)	171,132	2,311,993
Retail - Variety Stores — 2.4%
Ollie’s Bargain Outlet Holdings, Inc. (e)	36,000	3,135,240
Security Brokers, Dealers, and Flotation Companies — 2.8%
Virtu Financial, Inc. - Class A	170,000	3,634,600
Semiconductor and Other Electronic Component Manufacturing — 1.1%
Analog Devices, Inc. (c)	12,000	1,422,360
Semiconductors & Related Devices — 1.3%
Texas Instruments, Inc.	12,000	1,735,080
State Commercial Banks — 6.1%
Citizens Financial Group, Inc. (a)	290,000	7,902,500
Steel Product Manufacturing from Purchased Steel — 1.7%
Steel Dynamics, Inc. (a)	70,000	2,203,600
Telephone Communications (No Radiotelephone) — 6.2%
AT&T, Inc. (a)	150,000	4,053,000
BCE Inc. (Canada) (a)	100,000	4,022,000
		8,075,000
Tobacco Manufacturing — 2.8%
Altria Group, Inc. (a)	100,000	3,608,000
Wired Telecommunications Carriers — 1.8%
ViacomCBS, Inc. - Class B (c)	80,000	2,285,600
Total Common Stock (Cost $157,518,409)		138,890,827

9	Annual Report | October 31, 2020 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)

October 31, 2020

	Shares	Fair Value
Master Limited Partnership — 6.0%
Investment Advice — 4.5%
AllianceBernstein Holding LP (a)	199,640	$5,801,539
Pipelines (No Natural Gas) — 1.5%
Magellan Midstream Partners, LP	55,000	1,954,700
Total Master Limited Partnership (Cost $6,741,743)		7,756,239

Real Estate Investment Trusts (REITs) — 9.6%
Boston Properties, Inc.	35,000	2,534,350
Lamar Advertising Co. - Class A (b)	95,000	5,886,200
The Geo Group, Inc. (a)	451,227	3,997,871
Total Real Estate Investment Trusts (REITs) (Cost $16,838,793)		12,418,421

Short-Term Investments: 1.3%
Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, Institutional Shares 0.10% (d)	1,759,095	1,759,095
Total Short-Term Investments (Cost $1,759,095)		1,759,095

Investments Purchased with Proceeds from Securities Lending: 11.3%
Mount Vernon Liquid Assets Portfolio, LLC, 0.16% (d)	14,677,833	14,677,833
Total Investments Purchased with Proceeds from Securities Lending (Cost $14,677,833)		14,677,833

Total Investments — 135.2% (cost $197,535,873)		175,502,415
Total Value of Options Written (Premiums received $761,883) — (0.3%)		(415,930)
Other Assets and Liabilities — (34.9)%		(45,309,910)
Total Net Assets Applicable to Common Stockholders — 100.0%		$129,776,575

Note: Percentages indicated are based on the net assets of the Fund.

ADR American Depository Receipt

(a)

All or a portion of this security has been pledged as collateral in connection with the Fund’s Special Custody Account Agreement. As of October 31, 2020, the total value of securities pledged as collateral for the Special Custody Account Agreement was $71,321,931.

(b)	All or a portion of the security represents collateral for outstanding call or put option contracts written.

(c)	All or a portion of this security is on loan.

(d)	Rate indicated is the seven-day yield as of October 31, 2020.

(e)	Non-incoming producing security.

See accompanying Notes to Financial Statements | October 31, 2020 | Annual Report	10

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)

Schedule of Options Written

October 31, 2020

Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Call Options
AbbVie, Inc.	November 2020	$91.50	250	$(2,127,500)	$(8,250)
AT&T, Inc.	November 2020	28.50	497	(1,342,894)	(1,988)
Cardinal Health, Inc.	November 2020	54.00	500	(2,289,500)	(6,250)
Citigroup, Inc.	November 2020	49.00	1,000	(4,142,000)	(1,000)
Citizens Financial Group, Inc.	November 2020	30.00	1,500	(4,087,500)	(52,500)
Cracker Barrel Old Country Store, Inc.	November 2020	120.00	96	(1,092,672)	(26,400)
The Gap Inc.	November 2020	24.00	1,000	(1,945,000)	(25,000)
The Geo Group, Inc.	November 2020	12.00	43	(38,098)	(645)
KeyCorp	November 2020	13.00	1,000	(1,298,000)	(35,000)
KeyCorp	November 2020	13.00	1,000	(1,298,000)	(58,000)
KeyCorp	November 2020	13.00	100	(129,800)	(5,500)
KeyCorp	November 2020	13.50	427	(554,246)	(15,372)
Lamar Advertising Co.	November 2020	67.50	450	(2,788,200)	(63,000)
Nordstrom, Inc.	November 2020	16.00	500	(605,000)	(1,000)
Ollie’s Bargain Outlet Holdings, Inc.	November 2020	100.00	150	(1,306,350)	(12,750)
Ollie’s Bargain Outlet Holdings, Inc.	November 2020	105.00	150	(1,306,350)	(3,900)
ONEOK, Inc.	November 2020	30.50	400	(1,160,000)	(15,600)
ONEOK, Inc.	November 2020	33.00	600	(1,740,000)	(21,000)
Steel Dynamics, Inc.	November 2020	35.00	500	(1,574,000)	(12,500)
Texas Instruments, Inc.	November 2020	155.00	100	(1,445,900)	(2,600)
ViacomCBS, Inc.	November 2020	32.00	500	(1,428,500)	(14,500)
The Western Union	November 2020	24.00	1,000	(1,944,000)	(5,000)
Zoetis, Inc.	November 2020	170.00	150	(2,378,250)	(24,375)
Zoetis, Inc.	November 2020	175.00	50	(792,750)	(3,800)

Total Value of Options Written (Premiums received (761,883))					$(415,930)

11	Annual Report | October 31, 2020 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in unaffiliated securities, at value (Identified cost - $197,535,873)	$175,502,415
Receivable for investments sold	1,172,969
Dividends and interest receivable	1,578,489
Other assets	1,114,810
Total Assets	179,368,683

Liabilities:
Options written, at value (premiums received $761,883)	415,930
Loans payable	32,300,000
Payable for investments purchased	1,115,076
Payable for collateral on securities loaned	14,677,833
Payable to Adviser	142,415
Accrued administration expense	27,242
Accrued interest expense	20,124
Accrued custody expense	4,494
Accrued directors expense	3,000
Other liabilities	138,367
Distribution payable to common stockholders	747,627
Total Liabilities	49,592,108
Net Assets	$129,776,575

Net Assets consist of:
Paid-in capital	$242,853,374
Accumulated losses	(113,076,799)
Total Net Assets	$129,776,575
Shares at October 31, 2020	18,690,675
Net Asset Value Per Common Share Outstanding	$6.94

See accompanying Notes to Financial Statements | October 31, 2020 | Annual Report	12

Miller/Howard High Income Equity Fund

Statement of Operations

Year Ended October 31, 2020

Investment Income:
Dividend income (net of $156,971 foreign withholding tax)	$8,646,046
Interest income	41,341
Securities lending income	185,169
Total Investment Income	8,872,556

Expenses:
Advisory fees	1,878,297
Interest expense	459,204
Professional fees	517,988
Amortization of Offering Costs	272,950
Administration fees	185,285
Trustees’ fees and expenses	105,234
Compliance fees	70,000
Registration and filing fees	34,605
Shareholder reporting expenses	37,476
Custodian fees and expenses	29,379
Transfer agent fees and expenses	28,182
Miscellaneous	50,339
Total Expenses	3,668,939
Net Investment Income	5,203,617

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(48,203,331)
Options	7,246,246
Net realized gain (loss)	(40,957,085)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,303,751)
Options	20,933
Net change in unrealized appreciation (depreciation)	(16,282,818)
Net realized and unrealized gain (loss)	(57,239,903)
Net Decrease in Net Assets resulting from Operations	$(52,036,286)

13	Annual Report | October 31, 2020 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statements of Changes in Net Assets

	For the year ended October 31, 2020	For the year ended October 31, 2019
Change in Net Assets:
From Operations:
Net investment income	$5,203,617	$7,122,923
Net realized gain (loss)	(40,957,085)	(8,891,184)
Net change in unrealized appreciation (depreciation)	(16,282,818)	15,450,749
Net increase (decrease) in net assets resulting from operations	(52,036,286)	13,682,488
Dividends and Distributions to Shareholders from:
Net investment income	(3,183,709)	(4,808,774)
Return of capital	(12,631,798)	(17,912,244)
Total dividends and distributions to shareholders	(15,815,507)	(22,721,018)
Capital Stock Transactions:
Proceeds from issuance of 955,186 and 2,713,146 common shares in connection with the at the market offering	10,764,938	30,778,000
Commissions and offering expenses associated with the issuance of common shares in connection with the at the market offering	(161,700)	(461,476)
Issuance of 11,677 and 26,566 common shares from reinvestment of distributions	120,148	288,458
Increase in net assets from Fund share transactions	10,723,386	30,604,982
Total increase (decrease) in net assets	(57,128,407)	21,566,452

Net Assets:
Beginning of year	186,904,982	165,338,530
End of year	$129,776,575	$186,904,982

See accompanying Notes to Financial Statements | October 31, 2020 | Annual Report	14

Miller/Howard High Income Equity Fund

Statement of Cash Flows

Year Ended October 31, 2020

Cash Flows from Operating Activites:
Net decrease in net assets resulting from operations	$(52,036,286)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(521,870,238)
Net purchases and sales of short-term investments	4,950,497
Proceeds from sales of long-term investments	507,964,892
Proceeds from option transactions	11,920,749
Return of capital on distributions received	2,771,213
Increase in collateral for securities loaned	44,710,427
Increase in payable upon return of securities loaned	(44,710,427)
Net increase in dividends and interest receivable and other assets	(1,312,539)
Net decrease in accrued expenses and other liabilities	(83,227)
Net change in unrealized appreciation (depreciation) of investment securities	16,282,818
Net realized loss on investment securities	40,956,615
Cash provided by operating activities	9,544,494

Cash Flows from Financing Activities:
Payments received from Fund share transactions	10,603,238
Decrease in line of credit	(5,200,000)
Dividends paid	(14,947,732)
Cash used in financing activities	(9,544,494)

Decrease in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental Disclosure of Cash Flow and Non-cash Information:
Interest paid	$459,204

15	Annual Report | October 31, 2020 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Financial Highlights

	For the year ended
	October 31, 2020	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016
Per Common Share Data (1)
Net asset value, beginning of year/period	$10.55	$11.03	$12.43	$12.16	$14.57
Income from Investment Operations
Net investment income (loss)	0.28	0.44	0.46	0.32	0.64
Net realized and unrealized gains (losses)	(3.05)	0.42	(0.49)	1.34	(1.66)
Total from investment operations	(2.77)	0.86	(0.03)	1.66	(1.02)
Distributions to Common Stockholders
Net investment income	(0.17)	(0.29)	(0.44)	(0.44)	(0.47)
Return of capital	(0.69)	(1.10)	(0.95)	(0.95)	(0.92)
Total distributions to common stockholders	(0.86)	(1.39)	(1.39)	(1.39)	(1.39)
Premiums less commissions and offering costs on issuance of common stock	0.02 (2)	0.05 (2)	0.02 (2)	0.00 (2)	—
Total capital stock transactions	0.02	0.05	0.02	0.00	—
Net asset value, end of year/period	$6.94	$10.55	$11.03	$12.43	$12.16
Per common share market value, end of period	$5.98	$11.79	$11.08	$13.18	$11.57
Total investment return based on market value (3)	(43.27)%	20.99%	(5.57)%	26.83%	(2.26)%
Total investment return based on net asset value (4)	(26.93)%	8.70%	(0.32)%	13.86%	(6.70)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year/period (000’s)	$129,777	$186,905	$165,339	$167,939	$163,229
Ratio of expenses to average net assets	2.39%	2.51%	2.33%	2.28%	2.13%
Ratio of net investment income to average net assets	3.39%	4.05%	3.90%	2.50%	5.04%
Ratio of interest expense to average net assets	0.30%	0.64%	0.45%	0.41%	0.30%
Borrowings outstanding (000’s)	$32,300	$37,500	$37,500	$37,500	$37,500
Asset coverage per $1,000 of indebtedness (5)	$5,018	$5,984	$5,409	$5,478	$5,353
Portfolio turnover rate	277%	166%	100%	96%	85%

(1)	Information presented relates to a share of common stock outstanding for the entire period. Calculated using average shares outstanding method.
(2)

Represents the premium on the at the market offering of $0.028, $0.076, $0.046 and $0.005 per share, respectively, less underwriting and offering costs of $0.009, $0.028, $0.027 and $0.001, respectively, per share for the years ended October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017.

(3)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(4)

Total investment return is calculated assuming a purchase of common stock at the net asset value at the beginning of the period (or initial public offering price) and a sale at the net asset value on the last

See accompanying Notes to Financial Statements | October 31, 2020 | Annual Report	16

Miller/Howard High Income Equity Fund

Financial Highlights (continued)

day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)

Asset coverage per $1,000 indebtedness is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

17	Annual Report | October 31, 2020 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Notes to Financial Statements

October 31, 2020

1. Organization

Miller/Howard High Income Equity Fund (the “Fund”) was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end, diversified management investment company. The Fund is managed by Miller/Howard Investments, Inc. (“Adviser”). The Fund commenced operations on November 24, 2014. The Fund’s stock is listed on the New York Stock Exchange under the symbol “HIE.”

The Fund will terminate on November 24, 2024, absent shareholder approval to extend such term. If the Fund’s Board of Trustees (“Board”) believes that under the current market conditions it is in the best interest of the Fund’s shareholders to do so, the Board may extend the termination date for one year, to November 24, 2025, without a shareholder vote upon the affirmative vote of three-quarters of the Board’s trustees then in office.

The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks capital appreciation when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board.

October 31, 2020 | Annual Report	18

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2020

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options).

Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing

19	Annual Report | October 31, 2020

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2020

the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

October 31, 2020 | Annual Report	20

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2020

As of October 31, 2020, the Fund’s assets and liabilities carried at market value were classified as follows:

Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Assets
Common Stock	$138,890,827	$138,890,827	$—	$—
Master Limited Partnerships	7,756,239	7,756,239	—	—
Real Estate Investment Trusts	12,418,421	12,418,421	—	—
Short-Term Investment(b)	1,759,095	1,759,095	—	—
Investments Purchased as Securities Lending Collateral(c)	14,677,833	—	—	—
Total Investment in Securities	$175,502,415	$160,824,582	$—	$—
Liabilities
Written Options	$415,930	$353,405	$62,525	$—

(a)	All industry classifications are identified in the Schedule of Investments
(b)	Short-term investment is a sweep investment for cash balances in the Fund at October 31, 2020
(c)

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy in accordance with ASC 820. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Fund did not hold any Level 3 Securities during the year ended October 31, 2020.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may hold the securities of real estate investments trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The Fund may also hold the securities of master limited partnerships (“MLPs”). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Fund records the character of distributions received from REITs and MLPs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

21	Annual Report | October 31, 2020

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2020

E. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

F. Dividends and Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually at least 90% of its investment company taxable income. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G. Federal Income Taxation

The Fund has elected to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its net capital gain. The Fund intends to distribute at least annually all or substantially all of such income and gain. If the Fund retains any investment company

October 31, 2020 | Annual Report	22

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2020

taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

H. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally sells (“writes”) put options on securities already held in its portfolio or securities that are candidates for inclusion in the portfolio. The strategy is designed to provide the Fund with the ability to acquire securities that the Adviser is interested in at attractive valuations while generating realized gains from premiums as a means to enhance distributions.

The Fund may occasionally purchase put options. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller.

The Fund occasionally sells (“writes”) call options on securities already held in its portfolio. The strategy is designed to generate realized gains from premiums as a means to enhance distributions.

The Fund may occasionally purchase call options. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

23	Annual Report | October 31, 2020

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2020

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price.

Purchased Options – Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

The Fund has adopted the disclosure provision of FASB ASC 815, Derivatives and Hedging. ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at October 31, 2020:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Value
Written equity options	Options written, at value	$415,930

October 31, 2020 | Annual Report	24

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2020

The following table presents the effect of derivatives on the Statement of Operations for the year ended October 31, 2020:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Written equity options	Options	$7,246,246	$20,933

The average notional value of written options for the Fund for the year ended October 31, 2020 was $25,113,252.

I. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

3. Concentration of Risk

The Fund’s investment objective is to seek a high level of current income. Under normal conditions, the Fund will have at least 80% of its total assets (including any assets obtained through leverage) invested in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges. Equity securities the Fund may invest in include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trust and other entities. The Fund may also invest up to 25% of its total assets in securities of MLPs.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund’s average weekly Managed Assets (defined as the average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained though (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies). The Adviser earned $1,878,297 in advisory fees for the year ended October 31, 2020.

25	Annual Report | October 31, 2020

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2020

U.S. Bank Global Fund Services serves as the Fund’s administrator and fund accountant.

American Stock Transfer & Trust Company, LLC serves as the Fund’s transfer agent, registrar and dividend disbursing agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian.

One of the Fund’s Trustees is an employee of the Adviser.

5. Income Taxes

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all or substantially all of its taxable income. Accordingly, no provision for federal income taxes is included in the financial statements.

The tax character of dividends paid to shareholders during the years ended October 31, 2019 and 2020, were as follows:

	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
2019	$4,808,774	$—	$17,912,244	$22,721,018
2020	$3,183,709	$—	$12,631,798	$15,815,507

The amount and character of income and capital gain distribution to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences could be temporary or permanent in nature. To the extent these differences are permanent in nature, such differences are reclassified at the end of the fiscal year among accumulated losses and paid-in capital. Accordingly, on October 31, 2020, accumulated losses were increased by $963,854 and paid-in capital was decreased by $963,854. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of October 31, 2020:

Cost of investments	$199,085,383
Unrealized appreciation	$5,039,145
Unrealized depreciation	(29,038,043)
Net unrealized appreciation (depreciation)	(23,998,898)
Undistributed ordinary income	—
Undistributed long term gains	—
Distributable earnings	—
Other accumulated gain/(loss)	(89,077,901)
Total accumulated gain/(loss)	$(113,076,799)

October 31, 2020 | Annual Report	26

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2020

Unused net capital losses are available to offset future realized gains, without expiration. The Fund has $89,077,901 of unused net capital losses at October 31, 2020, which are treated as arising on the first day of the Fund’s next tax year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of the Fund. The tax years 2017 through 2020 are open to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is the Fund’s policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

6. Investment Transactions

For the year ended October 31, 2020, the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $522,985,314 and $505,391,771 (excluding short-term securities), respectively.

7. Common Stock

The Fund has unlimited shares of capital stock authorized and 18,690,675 shares outstanding at October 31, 2020. Transactions in common stock for the year ended October 31, 2020, were as follows:

Shares at October 31, 2019	17,723,812
Shares sold through at the market offering	955,186
Shares issued through dividend reinvestments	11,677
Shares at October 31, 2020	18,690,675

8. Special Custody Account Agreement

On September 19, 2017, the Fund entered into a $50,000,000 Special Custody Account Agreement (“Agreement”) with Interactive Brokers LLC (“Interactive Brokers”). The following shows the key terms of this agreement:

Loan Amount	Interest Rate
$0-$100,000	Federal Funds Rate + 1.50%
$100,000.01-$1,000,000	Federal Funds Rate + 1.00%
$1,000,000.01-$3,000,000	Federal Funds Rate + 0.50%
$3,000,000.01+	Greater of 0.50% or Federal Funds Rate + 0.30%

27	Annual Report | October 31, 2020

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2020

The average principal balance and interest rate for the year ended October 31, 2020 were $38,848,163 and 1.16%, respectively. At October 31, 2020, the principal balance outstanding was $32,300,000 at an interest rate of 0.76%. The Fund may borrow up to an additional $17,700,000 under the Agreement.

Under the terms of the Agreement, the outstanding principal balance must be collateralized with securities of the Fund in an amount as specified in the Agreement. In addition, the Fund must maintain asset coverage required under the 1940 Act. If the Fund fails to maintain the required asset coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At October 31, 2020, the Fund was in compliance with the terms of the Agreement.

9. Securities Lending

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The fund receives income from securities lending from fees paid to the Fund by the borrowers and/or from the reinvestment of the cash collateral. Funds typically compensate their lending agents with a share of the revenue generated by the lending program, and may pay lending agents an additional fee for managing the cash collateral reinvestment. The amount of security lending income depends on a number of factors including the type of security and length of the loan. The Fund continues to receive dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the cost associated with lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from these risks by contract with the Custodian.

As of October 31, 2020, the value of securities on loan and payable for collateral due to broker were $14,326,539 and $14,677,833, respectively.

October 31, 2020 | Annual Report	28

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2020

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Portfolio”) as shown on the Schedule of Investments. The Portfolio is a private fund that invests in high-quality, short term investments, similar to a money market fund. However, the Portfolio is not registered with the Securities and Exchange Commission (“SEC”) and is not required to meet the regulatory requirements of a money market fund registered with the SEC. The Portfolio is only offered to participants in the Custodian’s security lending program.

10. Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

11. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

29	Annual Report | October 31, 2020

Miller/Howard High Income Equity Fund

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Miller/Howard High Income Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Miller/Howard High Income Equity Fund (the “Fund”), including the schedule of investments, as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Miller/Howard High Income Equity Fund as of October 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned

October 31, 2020 | Annual Report	30

Miller/Howard High Income Equity Fund

Report of Independent Registered Public Accounting Firm (continued)

as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
December 23, 2020

We have served as the auditor of one or more of Miller/Howard Investments Inc.’s investment companies since 2014.

31	Annual Report | October 31, 2020

Miller/Howard High Income Equity Fund

Additional Information

October 31, 2020

(Unaudited)

Trustees and Officer Compensation

The Fund does not compensate any of its trustees who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act. For the year ended October 31, 2020, the aggregate compensation paid by the Fund to the independent trustees was $104,500. The Fund did not pay any special compensation to any of its trustees or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders.

A description of the policies and procedures the Fund used to determine how to vote proxies relating to portfolio securities owned by the Fund is available without charge upon request by calling the Fund at (845) 679-9166. Information regarding how the Fund voted the proxies related to the portfolio of securities during the period ended June 30 is available without charge by accessing this information on the SEC’s web site at www.sec.gov.

Availably of Quarterly Portfolio Holdings Schedule

The Fund files a complete schedules of portfolio holdings with the SEC for its first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Fund’s filings on Form N-PORT are available without charge, upon request on the SEC’s website (http://www.sec.gov) and by calling (845) 679-9166.

Prospectus and Statement of Additional Information (“SAI”)

The SAI includes additional information about the Fund and is available upon request without charge by calling the Fund at (845) 679-9166 or by visiting the SEC’s web site at www.sec.gov.

October 31, 2020 | Annual Report	32

Miller/Howard High Income Equity Fund

Additional Information (continued)

October 31, 2020

(Unaudited)

Repurchase of Securities

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

Certifications

The Fund’s President submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Net Asset Value

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “World Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “World Equity Funds.”

The Nasdaq symbol for the Net Asset Value per share is “XHIEX.” The Net Asset Value per share may be obtained each day by calling the Fund at (845) 679-9166.

Automatic Dividend Reinvestment Plan (the “Fund’s Plan”)

Many of you have questions about the Fund’s Automatic Dividend Reinvestment Plan. We urge shareholders who want to take advantage of the Fund’s Plan and whose shares are held in “Street Name,” to consult your financial advisor about participating in the Fund’s Plan.

Under the Fund’s Automatic Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company, LLC, the Fund’s Transfer Agent, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Fund’s Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Fund’s Plan may elect to receive all dividends in cash by contacting American Stock Transfer & Trust Company, LLC (the “Plan agent”) in writing at the address specified on the back cover or by calling the Plan agent at 1(800) 278-4353. Under the Fund’s Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Fund’s Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the

33	Annual Report | October 31, 2020

Miller/Howard High Income Equity Fund

Additional Information (continued)

October 31, 2020

(Unaudited)

market price of the common shares, participants will receive shares purchased by the Fund’s Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for the Fund’s Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

October 31, 2020 | Annual Report	34

Miller/Howard High Income Equity Fund

Trustees and Officers

October 31, 2020

(Unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships Held
Independent Trustee
James E. Hillman (Born March 1957) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Chairman of the Board, Lead Independent Trustee	Since 2014 Three-year term	CFO and Treasurer, Notre Dame School; Former Director and PFO, Bank of America Merrill Lynch (2006-2011)

Value Line Capital Appreciation Fund, Inc.

Value Line Mid Cap Focused Fund, Inc.

Value Line Select Growth Fund, Inc.

Value Line Larger Companies Focused Fund, Inc.

Value Line Centurion Fund, Inc.

The Value Line Tax Exempt Fund, Inc.

Value Line Core Bond Fund

Value Line Small Cap Opportunities Fund, Inc.

Value Line Asset Allocation Fund, Inc.

Value Line Strategic Asset Management Trust

Roger Conrad (Born July 1961) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Independent Trustee	Since 2014 Three-year term	Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC	N/A
Charles I. Leone (Born July 1961) P.O. Box 549 10 Dixon Ave., Woodstock, NY 12498	Independent Trustee	Since 2014 Three-year term	CFO and CCO of Oribel Capital Management, LP; CFO of Oribel Management, LLC; CFO of Oribel Capital GP, LLC; prior to 2015, CFO and CCO, Taurasi Capital Management LLC and Taurasi Capital GP LLC	N/A

35	Annual Report | October 31, 2020

Miller/Howard High Income Equity Fund

Trustees and Officers (continued)

October 31, 2020

(Unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships Held
Interested Trustees and Officer
Catherine M. Johnston, CFA P.O. Box 549, Woodstock, NY 12498 (born May 1983)	President and Trustee Class I	President and Trustee Since December 2020; Secretary (March 2019 to December 2020); three-year term

Head of Marketing (since 2019) and Fund Administrator (since 2018), Miller/Howard Investments Inc.; Portfolio Specialist, Miller/Howard Investments Inc. (2016-2018); Product Analyst, AllianceBernstein (2006-2016)

N/A

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Gregory Powell, PhD P.O. Box 549, Woodstock, NY 12498 (born January 1959)	Vice President	Since December 2020

Chief Investment Officer, Miller/Howard Investments Inc. (since 2020); Deputy Chief Investment Officer, Miller/Howard Investments Inc. (2019-2020); Portfolio Manager and Research Analyst, Miller/Howard Investments Inc. (2017-2019); Director of Research, AllianceBernstein (1999-2016)

Brian Helhoski P.O. Box 549, Woodstock, NY 12498 (born September 1966)	Chief Financial Officer	Since January 2019	Chief Financial Officer, Miller/Howard Investments Inc. (since 2018), Controller, Miller/Howard Investments Inc. (2016-2018), Controller, SunWize Technologies/EcoClean Solar (prior to 2016)
Eva Horowitz P.O Box 549, Woodstock, NY 12498 (born February 1965)	Secretary	Since December 2020

Chief Operating Officer, Miller/Howard Investments Inc. (since 2020); Director of Trading and Operations, Miller/Howard Investments Inc. (2018-2019); Director of Trading, Miller/Howard Investments Inc. (2011-2018)

October 31, 2020 | Annual Report	36

Miller/Howard High Income Equity Fund

Trustees and Officers (continued)

October 31, 2020

(Unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Charles Atkins P.O. Box 549, Woodstock, NY 12498 (born March 1975)	Chief Compliance Officer	Since May 2018	Chief Compliance Officer, Miller/Howard Investments Inc. (since 2018), Director of Performance and Analytics, Miller/Howard Investments, Inc., Equity Trading Compliance (since 2012)

Effective December 15, 2020, Lowell G. Miller has resigned from his positions as Chairman of the Board, President, and Class I Trustee of the Miller/Howard High Income Equity Fund, and has been designated as Chairman Emeritus. In November 2019, Mr. Miller announced his planned retirement from Miller/Howard. Further, John E. Leslie, III, CFA, has resigned from his position as Vice President of the Fund, effective December 15, 2020. Mr. Leslie, Portfolio Manager and Research Analyst at Miller/Howard, remains as a key member of the Adviser’s investment team, focused on separately managed account strategies.

The Board of Trustees has elected James E. Hillman, currently the Fund’s Lead Independent Trustee, as Chairman of the Board, and Catherine M. Johnston, CFA, as President and Class I Trustee. Because of Ms. Johnston’s role within the Adviser, she is classified as an “interested person.” Mr. Hillman has been a Trustee of the Fund since inception in 2014. Ms. Johnston previously served as Secretary of the Fund since March 2019 and is the Head of Marketing at the Adviser.

The Board of Trustees has also elected Eva Horowitz as Secretary of the Fund, and Gregory Powell as Vice President of the Fund. Ms. Horowitz previously served as Assistant Secretary of the Fund since June 2019 and is the Chief Operating Officer at the Adviser. Mr. Powell joined Miller/Howard in 2017 and serves as the Chief Investment Officer at the Adviser.

37	Annual Report | October 31, 2020

Miller/Howard High Income Equity Fund

Privacy Policy

(Unaudited)

Privacy Policy

In order to conduct its business, Miller/Howard High Income Equity Fund, through its transfer agent, American Stock Transfer & Trust Company, LLC, collects and maintains certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Fund’s securities. This information includes the shareholder’s name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Fund does not collect or maintain personal information about its shareholders whose shares are held in “street name” by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about the Fund’s shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Fund restricts access to nonpublic personal information about the Fund’s shareholders to those employees who need to know that information to provide services to the Fund’s shareholders. The Fund also maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

October 31, 2020 | Annual Report	38

Miller/Howard High Income Equity Fund

Board Consideration and Approval of Investment Advisory Agreement

(Unaudited)

At a Board Meeting held on September 14, 2020, the Board of Trustees of the Fund (the “Trustees”) approved the Investment Advisory Agreement between the Fund and the Adviser (the “Agreement”).

In determining whether to approve the Agreement, the Trustees, including all of the Independent Trustees, during the course of the Board Meetings held on September 14, 2020 reviewed and considered, among other items: (1) a review of the Trustees’ fiduciary duties and responsibilities and the factors the Trustees should consider in evaluating of the Agreement; (2) information regarding the investment performance of the Fund and performance information for the Fund’s relevant peer group; (3) information comparing the Fund’s advisory fees and expenses to those of its relevant peer group; (4) the Adviser’s complete Form ADV; (5) information concerning the Adviser’s financial condition including the Adviser’s most recent audited financial statements, current financial statements, business, operations, portfolio management teams, and succession planning strategies; and (6) presentations by representatives of the Adviser describing (i) the nature, extent and quality of the Adviser’s services to be provided to the Fund; (ii) the experience and qualifications of the personnel providing those services; (iii) the Adviser’s performance information for other Miller/Howard products; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the advisory fee arrangements with the Fund and other clients advised by the Adviser; (vii) compliance program information; (viii) the Adviser’s financial information and profitability analysis related to providing service to the Fund; (ix) fees and other benefits; (x) methodologies to allocate securities among the Fund and Miller/Howard’s other clients; (xi) litigation; (xii) breakpoints; and (xiii) the extent to which economies of scale are relevant to the Fund. In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, reviewed and considered the materials presented at the meeting. The Trustees discussed the materials and the Adviser’s presentations and deliberated on the approval of the Agreement in light of this information. In their deliberations, the Trustees did not focus on any one piece of information that was all-important or controlling.

Regarding the investment performance of the Fund versus its peer group, the Board discussed with the Adviser the Fund’s relative underperformance and the Adviser’s plan to improve the Fund’s performance. The Adviser noted its view that it is not practicable to find a meaningful peer group, noting the differences between the Fund and its peers, particularly the Fund’s dividend yield versus those of its peers.

Regarding the Fund’s advisory fees and expenses as compared to those of its peer group, it was noted that the Fund’s 1.00% advisory fee is at the peer group median while total Fund expenses, when accounting for leverage and other Fund investment activities, were significantly higher than the peer group median.

39	Annual Report | October 31, 2020

Miller/Howard High Income Equity Fund

Board Consideration and Approval of Investment Advisory Agreement (continued)

(Unaudited)

The Trustees, including the Independent Trustees, reached the following conclusions, among others, regarding the Adviser and the respective approvals: the Adviser has the capabilities, resources and personnel necessary to advise the Fund; the Trustees are satisfied with the quality of services to be provided by the Adviser in advising the Fund; the Advisory fee for the Fund is reasonable; the proposed total annual portfolio operating expenses to be paid by the Fund are reasonable; the profitability of the Adviser for Advisory services, based on the Advisory fees, seems reasonable; and the benefits derived by the Adviser from managing the Fund are reasonable.

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43	Annual Report | October 31, 2020

Miller/Howard High Income Equity Fund

Trustees and Officers

James E. Hillman,
Lead Independent Trustee
Chairman of the Board

Roger Conrad,
Independent Trustee

Charles I. Leone,
Independent Trustee

Catherine Johnston,
President and Trustee

Charles Atkins,
Chief Compliance Officer

Brian Helhoski,
Chief Financial Officer

Gregory Powell,
Vice President

Eva Horowitz,
Secretary

Investment Advisor

Miller/Howard Investments, Inc.

P.O. Box 549

Woodstock, NY 12498

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Drive, Suite 302

Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Administrator

U.S. Bank Global Fund Services

777 E. Wisconsin Avenue

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 E. Wells Street

Suite 1400

Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Charles I. Leone and James E. Hillman are the "audit committee financial experts" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$50,100	$50,100
Audit-Related Fees	$73,000	$28,500
Tax Fees	$9,580	$9,580
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The Audit Committee of the Fund did not consider whether the provision of the specific non-audit services billed to the Adviser were compatible with maintaining the principal independent registered public accounting firm's independence. The Audit Committee relied on the principal accountant's representation that they were independent in providing those services.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	$ -	$ -
Registrant's Investment Adviser	$ -	$ -

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the "Act") and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Charles I. Leone, Roger Conrad, and James E. Hillman.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Miller/Howard Investments ("Miller/Howard" or "Investment Adviser"), adviser to the Miller/Howard High Income Equity Fund, recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management's policies. Miller/Howard supports voting proxies consistent with our financial, social, and environmental objectives. For more information regarding these objectives, please refer to our ESG Investment Policy.

Each proxy season, in addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. We support resolutions that maintain or increase shareholder value and generally support resolutions that ask for reports on specific policies and practices with respect to the environment, human rights, labor standards, diversity, nondiscrimination, executive compensation, political spending or lobbying activities. The primary goal of the shareholder resolution process is to bring concerns to the attention of company management and other shareholders, which will hopefully result in dialogue and the redress of concerns. We support the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

Miller/Howard utilizes the services of proxy voting vendor(s) for the facilitation of electronic voting of ballots, records retention, and accessing research reports and recommendations. We seek research and recommendations that are in alignment with our ESG goals, including those that reflect our commitments as a signatory to the United Nations Principles for Responsible Investment.

We affirm each ballot, ensuring that voting decisions are in what we believe are the best interests of the shareholder and in alignment with our policies and objectives.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy voting authority, Miller/Howard has no responsibility to receive, vote, or otherwise advise voting.

Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

Miller/Howard will generally vote on all proxies it receives. However, Miller/Howard may refrain from voting a proxy if the shares are unsupervised or no longer held by the client at the time of the meeting.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard will amend or update this policy, as necessary to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE

Miller/Howard discloses a summary of our proxy voting policy in our Form ADV Part 2.

PROXY VOTING GUIDELINES

When voting proxies, Miller/Howard looks at each company independently. We affirm each ballot, ensuring that voting decisions are in what we believe are the best interests of the shareholder and in alignment with our policies and objectives.

Governance

Miller/Howard supports governance proposals on a case-by-case basis. Resolutions we have supported in the past include the following:

•	Support for disclosure of activities related to lobbying and political spending
•	Support for independent board chairperson
•	Support for director with environmental expertise
•	Proposals to Approve Executive Compensation. We look for the following principles to guide the design and administration of those compensation programs:

o	Strong link between pay and performance
o	Executives' 'interests should be aligned with stockholders' interests
o	Programs should reinforce business strategies and drive long-term sustained stockholder value

If there is an indication that the compensation program is not in best interests of shareholders or if there is not a strong link between pay and performance Miller/Howard will not support the proposal. Miller/Howard will not support executive compensation programs that we deem to be excessive or poorly designed in regards to alignment with shareholders.

Environment

Miller/Howard supports environmental proposals on a case-by-case basis. Resolutions we have supported in the past include the following:

•	Annual sustainability reporting - including reporting by suppliers to strengthen the company's ability to assess its suppliers' performance
•	Greenhouse gas emissions - company disclosure regarding emissions from their operations and products
•	Support responsible resource and emissions management, including efforts to mitigate climate change and address company and industry specific risks related to climate change
•	Support for energy efficiency and renewable energy

Social

Miller/Howard supports social proposals on a case-by-case basis. Resolutions we have supported in the past include the following:

•	Support workplace safety, and human and worker rights, using internationally recognized standards, indicators and measurement protocols
•	Support human rights and address community concerns associated with company operations, practices, supply chains, etc.
•	Support for ethical/humane treatment of animals and alternatives to animal testing

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Gregory (Greg) L. Powell, PhD, Chief Investment Officer (effective November 15, 2020), oversees the Portfolio Management Team. Greg is the designated lead or co-lead Portfolio Manager on the firm's core strategies. In addition, he holds a position on Miller/Howard's Executive Committee. Greg joined Miller/Howard in 2017 and served as a portfolio manager and Deputy Chief Investment Officer. He was promoted to CIO in 2020, after the retirement of founder Lowell Miller. Prior to joining MHI, Greg had a distinguished 19-year career as a portfolio manager and director of research at AllianceBernstein. At AB, he managed a team of 12 analysts and a suite of products with $11 billion in AUM. He also served as head of fundamental value research there, redesigning the analyst role with an emphasis on investment success and training analysts in all aspects of the position. He holds a BA in Economics/Mathematics from the University of California Santa Barbara, and a PhD and MA in Economics from Northwestern University.

Michael Roomberg, CFA, Portfolio Manager, focuses on diversified, dividend-paying stocks as well as the energy sector. In addition, he is involved in managing our closed-end fund, Miller/Howard High Income Equity Fund. Before joining Miller/Howard, Michael served as head of water/infrastructure equity research at Ladenburg Thalmann & Co. in New York City. Prior to that he served on Jefferies' Industrials equity research team. Michael began his career as a research associate at Boenning & Scattergood Inc., a financial services firm in greater Philadelphia, where he specialized in energy exploration & production, and water utilities and industrials. Michael earned his BA in International Relations, Economics, and Finance from University of Wisconsin-Madison. He holds an MBA from the McDonough School of Business, Georgetown University.

John (Jack) E. Leslie III, CFA, Portfolio Manager, focuses on diversified, dividend-paying stocks. He is a member of Miller/Howard's Board of Directors and is an officer of the Miller/Howard Funds Trust and High Income Equity Fund. Prior to joining Miller/Howard in 2004, Jack was a portfolio manager at Value Line Asset Management, M&T Capital Advisors Group (a division of M&T Bank Corp.), and Dewey Square Investors Corp. (now part of Old Mutual Asset Management). Jack earned his BS in Finance from Suffolk University and an MBA from Babson College.

Bryan J. Spratt, CFA, Portfolio Manager, focuses on utilities, telecommunications, and energy stocks. Before joining Miller/Howard in 2004, Bryan worked as an analyst and portfolio manager in investment subsidiaries of Comerica Bank and Munder Capital Management, where he was a member of the energy and power team. Prior to that, Bryan was at Banc One Investment Advisors and the One Group Funds where he was responsible for utilities and telecom for the value team. He graduated summa cum laude from Spring Arbor College with a BA in Economics/Computer Science.

John R. Cusick, CFA, Portfolio Manager, focuses on midstream energy including master limited partnerships (MLPs). Before joining Miller/Howard in 2013, he was a senior vice president and research analyst at Wunderlich Securities Inc. in New York, covering energy in North America including partnerships focused on natural gas, liquids, and exploration & production. Prior to that, John spent more than a decade at Oppenheimer & Co. beginning his career as a junior analyst working for energy analyst Fadel Gheit, and then as a senior research analyst specializing in the midstream sector. He earned his BA in Finance and Marketing from Temple University, and an MBA in Finance from Fordham University School of Business in New York City.

Adam Fackler, CFA, Portfolio Manager, focuses on utilities, telecommunications, and midstream energy including master limited partnerships (MLPs). Prior to joining Miller/Howard in 2016, Adam spent 10 years at Rodman & Redshaw and KLR Group, focusing on MLPs, and at MLV & Co., covering exploration & production companies and MLPs. Adam holds a BS in Business Administration with a minor in Economics from Bucknell University.

Lowell G. Miller, retired November 15, 2020, founded Miller/Howard Investments in 1984. Lowell has served as President and Secretary of Miller/Howard's Board of Directors, Chief Investment Officer of Miller/Howard, and President (Principal Executive Officer and Trustee) of Miller/Howard High Income Equity Fund. He began his studies of the securities markets as an undergraduate and has continuously pursued the notion of disciplined investment strategies since 1976. He is the author of three acclaimed books on investing, including The Single Best Investment: Creating Wealth with Dividend Growth (Print Project, 2nd Edition, 2006). He has also written on financial topics for The New York Times Magazine, and has been a featured guest on Louis Rukeyser's Wall $treet Week and Bloomberg TV. Lowell is frequently quoted in financial media such as The Wall Street Journal, Dow Jones Newswires, Bloomberg, Fortune, and Barron's. He holds a BA in Philosophy from Sarah Lawrence College and a Juris Doctor degree from New York University School of Law.

	Registered Investment Companies	Registered Investment Companies	Pooled Inv Vehicles	Pooled Inv Vehicles	All Other Accounts	All Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Gregory L. Powell	0	0	2	19,555,845	956	1,796,917,173
John E. Leslie III, CFA	0	0	2	19,555,845	956	1,796,917,173
Bryan J. Spratt, CFA	0	0	2	19,555,845	956	1,796,917,173
Michael Roomberg, CFA	0	0	2	19,555,845	956	1,796,917,173
John Cusick, CFA	0	0	2	19,555,845	956	1,796,917,173
Adam Fackler, CFA	0	0	2	19,555,845	956	1,796,917,173
Lowell G. Miller (retired)	0	0	2	19,555,845	956	1,796,917,173

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
05/01/20-05/30/20	0	0	0	0
06/01/20-06/30/20	0	0	0	0
07/01/20-07/31/20	0	0	0	0
08/01/20-08/31/20	0	0	0	0
09/01/20-09/30/20	0	0	0	0
10/01/20-10/31/20	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

a)	The Registrant's President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

SECURITIES LENDING ACTIVITIES

Gross income from securities lending activities	$465,755.01
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(61,133.73)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(7,401.19)
Administrative fee is included in the revenue split	$-
Indemnification fee is included in the revenue split	$-
Rebate (paid to borrower)	$(213,802.41)
Other fees not included in revenue split (specify)	$-
Aggregate fees/compensation for securities lending activities	$(282,337.33)
Net income from securities lending activities	$183.417.68

For its fees, U.S. Bancorp Asset Management, Inc. oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) "Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(1)	Change in the registrant's independent public accountant. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard High Income Equity Fund

By (Signature and Title)	/s/ Catherine Johnston
Catherine Johnston, President

Date	12/31/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Catherine Johnston
Catherine Johnston, President

Date	12/31/2020

By (Signature and Title)	/s/ Brian Helhoski
Brian Helhoski, Chief Financial Officer

Date	12/31/2020